UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 10, 2020

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

 Explanatory Note:

On December 11, 2020, Avinger, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the voting results from the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The Original Form 8-K also reported that the Annual Meeting was adjourned until December 23, 2020 with respect the voting on Proposal 3. The purpose of this amendment to the Original Form 8-K is to amend and supplement the Original Form 8-K to report the final meeting results from the reconvened meeting on December 23, 2020.

 Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 10, 2020, Avinger, Inc., (the “Company”), held its 2020 Annual Meeting of Shareholders, which meeting was adjourned and reconvened on December 23, 2020 (the “2020 Annual Meeting”). At the 2020 Annual Meeting, the Company’s shareholders voted on the following proposals. The matters before the 2020 Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on October 26, 2020.

Proposal No. 1 – Election of Directors: The following nominee was elected as a Class II director to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-votes
James B. McElwee	16,972,572	2,830,029	33,515,585

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm: The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-votes
47,996,801	3,169,464	2,151,921	-

Proposal No. 3 – Reverse Stock Split: To approve an amendment to the company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of the board of directors before the day prior to the 2020 annual meeting of stockholders without further approval or authorization of our stockholders. The proposal was not approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
30,428,326	23,367,309	292,284	-

Proposal No. 4 – Approval of the Adjournment of the Annual Meeting: The adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals was approved:

For	Against	Abstain	Broker Non-Votes
35,248,952	17,774,878	1,064,089	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: December 23, 2020	By:	/s/ Mark Weinswig
Mark Weinswig Chief Financial Officer